SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           AMENDMENT NO.1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                   May 2, 2002
                                   -----------
                Date of report (Date of earliest event reported)

                         Neurotech Development Corporation
                         ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       0-15179                  06-1100063
     --------                      ---------                 ----------
  (State or Other           (Commission File Number)        (IRS Employer
  Jurisdiction of                                         Identification No.)
  Incorporation)


  10 Cedar Swamp Rd., Glen Cove, New York               11542
  ---------------------------------------               -----
 (Address of Principal Executive Offices)             (Zip Code)


  Registrant's telephone number, including area code      (516) 671-2400
                                                          --------------

                                 Not Applicable
             (Former Name or Address, if Changed Since Last Report)


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Item 5. Other Events.

On May 2, 2002, Neurotech Development Corporation, (the "Company") commenced mailing a letter to every stockholder for whom the Company has an address, describing the procedures for exchanging stock certificates representing shares of the Company's current common stock for the new Class A common stock and Series 1 Class B common stock of Neurotech Development Corporation. that will be issued pursuant to the Company's recapitalization plan and attaching the form of Letter of Transmittal to be used by stockholders in connection therewith. The form of Letter of Transmittal can also be downloaded for free from the Company's web site www.neurotechdevelopment.com or call toll free (866) 671-6404.

Copies of the Company's letter to record stockholders, letter to beneficial stockholders and the form of Letter of Transmittal are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1 Letter to Record Stockholders of the Company, dated May 2, 2002 .
99.2 Letter to Beneficial Owners of Company Common Stock, dated May 2, 2002.
99.3 Form of Letter of Transmittal.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Neurotech Development Corporation

Date: May 2, 2002                       By: /s/ Bernard Artz
                                           ---------------------------
                                      Name:  Bernard Artz
                                     Title:  Chairman



INDEX TO EXHIBITS

Exhibit
  No.     Description

99.1      Letter to Record Stockholders of the Company, dated
          May 2, 2002,


99.2 Letter to Beneficial Owners of Company Common Stock, dated May 2, 2002

99.3      Form of Letter of Transmittal.




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